SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

Genesco Inc.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	0211340

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 367-7000

(Former name or former address, if changed since last report)

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press Release, dated October 28, 2004, issued by Genesco Inc.

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 28, 2004, Genesco Inc. announced that Hal N. Pennington had been named chairman and reaffirmed previously announced earnings per share expectations for the third quarter ending October 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Genesco Inc.

By: Name: Title:	/s/ Roger G. Sisson Roger G. Sisson Vice President, Secretary and General Counsel

Date: October 28, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 28, 2004

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